BALANCE SHEETS - USD ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023
Current assets
Cash and cash equivalents	$ 57	$ 17
Bank deposits	1,940	1,932
Other receivables	49	20
Total assets	2,046	1,969
Current liabilities
Other payables and accrued expenses	165	166
Total liabilities	165	166
Shareholders' equity
Ordinary shares of NIS 1.0 par value (5,000,000 shares authorized as of December 31, 2024 and December 31, 2023; 2,780,707 shares issued and 1,255,640 shares outstanding as of December 31, 2024 and December 31, 2023)	790	790
Additional paid-in capital	158,111	158,111
Accumulated deficit	(144,982)	(145,060)
Treasury stock, at cost: 1,525,067 shares as of December 31, 2024 and December 31, 2023	(12,038)	(12,038)
Total shareholders' equity	1,881	1,803
Total liabilities and shareholders' equity	$ 2,046	$ 1,969